Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
Introduction
On June 28, 2022 (the “Closing Date”), Kalera SA (f/k/a Kalera AS), a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, boulevard Franklin D. Roosevelt, L-2450 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B256011 incorporated pursuant to a deed on 11 June 2021 (together with its successors, “Kalera”), consummated a previously announced business combination (“the Business Combination”) pursuant to that certain Business Combination Agreement, dated January 30, 2022 (the “Business Combination Agreement”), by and among (i) Agrico Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Agrico”), (ii) Figgreen Limited, a private limited company incorporated in Ireland with registered number 606356, reregistered as an Irish public limited company and renamed “Kalera Public Limited Company,” in connection with the Business Combination (“Pubco”), (iii) Kalera Cayman Merger Sub, a Cayman Islands exempted company (“Cayman Merger Sub”), (iv) Kalera Luxembourg Merger Sub SARL, a limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, boulevard Franklin D. Roosevelt, L-2450 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B267475 incorporated pursuant to a deed on 29 April 2022 (“Lux Merger Sub” and, together with Cayman Merger Sub, the “Merger Subs”) and (v) Kalera AS, a Norwegian private limited liability company.
The Merger Subs were formed solely as vehicles for consummating the Business Combination, and the Merger Subs were direct wholly owned subsidiaries of Pubco. As of the Closing Date, the Merger Subs ceased to have a separate legal existence and Kalera became a wholly owned subsidiary of Pubco. As soon as reasonably practicable after the Closing Date, Agrico will elect to be treated as a “disregarded entity” for U.S. federal income tax purposes, and its process of liquidation will start. Pursuant to the Business Combination Agreement:
a.On June 27, 2022, Cayman Merger Sub merged with and into Agrico, with Agrico continuing as the surviving entity and as a wholly owned subsidiary of Pubco (the “First Merger”). Agrico issued Agrico Class A ordinary shares to Pubco (the “Agrico Share Issuance”), and, in each case as consideration for the First Merger and the Agrico Share Issuance:
i.Agrico shareholders received shares in the capital of Pubco, and
ii.the holders of Agrico Warrants (as defined below) had their Agrico Warrants assumed by Pubco and adjusted to become exercisable for shares in the capital of Pubco.
b.On June 28, 2022, by way of a capital reduction (the “Kalera Capital Reduction”) pursuant to the Luxembourg Companies Act, and in each case as consideration for the ordinary shares of Kalera and the Kalera options being cancelled and ceasing to exist or being assumed (as applicable) upon completion of the Second Merger:
i.Kalera shareholders (except Pubco) received shares in the capital of Pubco,

Exhibit 99.2
ii.The holders of in-the-money Kalera options received options in the capital of Pubco (the “Pubco Options”), and
iii.Kalera options that were out-of-the money were cancelled.
c.Immediately following the Kalera Capital Reduction, on June 28, 2022, Lux Merger Sub merged with and into Kalera, with Kalera as the surviving entity of the second merger (the “Second Merger”). Kalera issued shares to Pubco (the “Kalera Share Issuance”).
Accounting for the Business Combination
The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). Under this method of accounting, Agrico is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of the Company issuing stock for the net assets of Agrico, accompanied by a recapitalization. The net assets of Agrico are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of the Company.
The Company has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:
•Members of Kalera’s senior management and Board of Directors will comprise all key management positions and more than 90% of the Board of Directors of the combined company;
•Kalera will have the majority voting interest in the combined company
•Kalera will have the ability to appoint the majority of the new Board and elect those directors through its majority voting power;
•The Company’s subsidiaries will comprise the ongoing operations of the combined company;
•The Company is larger in relative size to that of Agrico; and
•The combined company will continue to operate under the Kalera trade name.
Basis of Pro Forma Presentation
The adjustments presented on the unaudited pro forma condensed combined balance sheet as of March 31, 2022, and statements of operations and comprehensive loss for the three months ended March 31, 2022 and year ended December 31, 2021, have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination. The unaudited pro forma condensed combined balance sheet as of March 31, 2022 is based on the historical unaudited balance sheets of Kalera and Subsidiaries and Agrico as of March 31, 2022, and gives effect to the Business Combination as if it had occurred on January 1, 2021. The unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended March 31, 2022 and the year ended December 31, 2021 combines the historical audited consolidated statement of operations of Kalera for the year ended December 31, 2021 and the historical audited statement of operations of Agrico for the period ended July 7, 2021 (Inception) through December 31, 2021 and has been prepared to reflect the Business Combination as if it occurred on January 1, 2021.

Exhibit 99.2
The unaudited pro forma adjustments are based on information currently available. Assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined statements of operations do not necessarily reflect what the combined Company’s results of operations would have been had the Business Combination occurred on the date indicated. The unaudited pro forma condensed combined statements of operations also may not be useful in predicting the future results of operations of the combined company. The actual financial results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes. See Note 1, Basis of Presentation, to the Unaudited Pro Forma Condensed Combined Financial Information for information about the sources used to derive the unaudited pro forma financial information. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included in this proxy statement:
•historical audited financial statements of Agrico as of and for the period from July 7, 2021 (Inception) December 31, 2021
•historical audited combined financial statements of Kalera as of and for the year ended December 31, 2021
Further, unaudited pro forma condensed combined financial information should be read in conjunction with the sections of this proxy statement entitled “Kalera’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The unaudited pro forma condensed combined financial information may have footing differences resulting from decimal numbers not presented herein.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF MARCH 31, 2022
(in thousands of United States Dollars, except share and per share amounts)

	Kalera AS	Agrico Acquisition Corp.	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$5,458	$288	$146,651	(a)	$1,889
			(260)	(e2)
			(3,900)	(f)
			(146,349)	(i)

Trade receivables, net	996				996
Inventory	1,348				1,348
Prepaid expenses and other current assets	3,244	52			3,296
Total current assets	11,046	341	(3,857)		7,530
Cash and marketable securities held in Trust Account		146,651	(146,651)	(a)	—
Property, plant, and equipment, net	140,442				140,442
Operating lease right-of-use assets	54,683				54,683
Goodwill	67,131				67,131
Intangible assets, net	71,019				71,019
Equity method investment	1,267				1,267
Other non-current assets	3,637				3,637
Total assets	$349,225	$146,992	$(150,509)		$345,709
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$10,798	$—	$—		$10,798
Financing obligation	424				424
Operating lease liabilities	3,760				3,760
Accrued salaries and wages	353				353
Accrued expenses	1,506				1,506
Accrued offering costs	—	260	(260)	(e2)	—
Convertible debt	10,051				10,051
Total current liabilities	26,892	260	(260)		26,892
Other non-current liabilities	617				617
Non-current operating lease liabilities	55,349				55,349
Non-current financing obligation	6,898				6,898
Deferred tax liability	7,692				7,692
Deferred underwriters' fee		5,031	(2,750)	(e1)	2,850
			569	(e3)
Asset retirement obligations	1,590	—			1,590
Total liabilities	$99,038	$5,291	$(2,441)		$101,888
Commitments and contingencies

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF MARCH 31, 2022
(in thousands of United States Dollars, except share and per share amounts)

		Kalera AS	Agrico Acquisition Corp.	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Class A ordinary shares subject to possible redemption, 14,375,000 Class A shares at redemption value of $10.20 per share			146,625	(146,625)	(b)	—
Shareholders' equity
Common Stock - $0.01 par value, 37,457,319 authorized, issued & outstanding				375	(b)	375
Common stock, $.001 par, 209,354 authorized, issued & outstanding		206		(206)	(c)	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 143,750 issued and outstanding			0	(0)	(b)	—
Class B ordinary share, $0.0001 par value; 20,000,000 shares authorized; 3,593,750 issued and outstanding			0	(0)	(b)	—
Additional paid in capital		331,682		146,625	(b)	329,616
				2,750	(e1)
				206	(c)
				(4,924)	(d)
				(375)	(b)
				(146,349)	(i)
Accumulated other comprehensive loss		(2,777)				(2,777)
Accumulated deficit		(78,924)	(4,924)	4,924	(d)	(83,393)
				(569)	(e3)
Total stockholders' equity		250,187	(4,923)	(148,068)		243,821
Total liabilities and stockholders' equity	$	$349,225	$146,992	(150,509)		$345,709

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2022
(in thousands of United States Dollars, except share and per share amounts)

	Kalera AS (Historical)	Agrico Acquisition Corp. (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net sales	$1,477	$—	$—		$1,477
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	(5,008)				(5,008)
Selling, general, and administrative expenses	(10,400)				(10,400)
Depreciation and amortization	(2,553)				(2,553)
Formation, operating and transaction cost	—	(386)			(386)
Operating loss	(16,484)	(386)	—		(16,870)
Interest (expense) income, net	(229)	7	(7)	(j)	(229)
Other expense	(335)				(335)
Loss from operations before income tax	(17,048)	(380)	(7)		(17,434)
Income tax benefit	755		586	(k)	1,341
Loss before equity in net earnings loss of affiliate	(16,293)	(380)	579		16,093
Equity in net loss of affiliate	25				25
Net loss	$(16,318)	$(380)	$579		$(16,118)
Net loss per share - basic and diluted					$(0.75)
Weighted average common shares outstanding – basic and diluted					21,377,828

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
(in thousands of United States Dollars, except share and per share amounts)

	Kalera AS (Historical)	Kalera GmbH (Historical) (Euro)	Kalera GmbH (Historical) (USD)	Kalera GmbH Acquisition Transactions Accounting Adjustments	Notes	Kalera AS (Pro Forma)	Agrico Acquisition Corp. (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net sales	$2,855	€	$	$—		$2,855	$—	$—		$2,855
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	(9,634)	—	—			(9,634)				(9,634)
Selling, general, and administrative expenses	(28,621)	(12,646)	(15,079)	430	(l)	(43,270)				(43,270)
Depreciation and amortization	(4,009)	(113)	(135)	(3,055)	(m)	(7,199)				(7,199)
Impairment loss	(1,051)	—	—	—		(1,051)				(1,051)
Formation, operating and transaction cost	—	—	—	(430)	(l)	(430)	(393)	(3,900)	(p)	(4,723)
Operating loss	(40,460)	(12,759)	(15,214)	(3,055)		(58,729)	(393)	(3,900)		(63,022)
Interest (expense) income, net	(1,634)	(543)	(647)	—		(1,634)	20	(20)	(o)	(1,635)
Other income (expense)	780	635	757	—		1,538
Loss from operations before income tax	(41,314)	(12,667)	(15,104)	(3,055)		(58,826)	(373)	(3,920)		(64,656)
Income tax benefit	1,331	—	—	483	(n)	1,814		10,235	(q)	12,049
Loss before equity in net earnings loss of affiliate	(39,983)	(12,667)	(15,104)	(2,572)		(57,011)	(373)	(3,920)		(52,607)
Equity in net loss of affiliate	74	762	909	—		982				982
Net loss	$(40,057)	€(13,429)	$(16,013)	$(2,572)		$(57,994)	$(373)	$(3,920)		$(53,589)
Net loss per share - basic and diluted										$(2.51)
Weighted average common shares outstanding – basic and diluted										21,377,828

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”) in the notes to the Unaudited Pro Forma Condensed Combined Financial Information. Kalera AS (“Kalera” or “Successor”) has elected not to present Management’s Adjustments and is only presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.
Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the pro forma combined financial information has been prepared based on these preliminary estimates and assumptions, the final amounts recorded may differ materially from the information presented.
The unaudited pro forma condensed combined balance sheet as of March 31, 2022, presents pro forma effects to the Business Combination as if it had been completed on January 1, 2021.
The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and year ended December 31, 2021, presents pro forma effects to the Business Combination as if they had been completed on January 1, 2021.
The unaudited pro forma condensed combined balance sheet as of March 31, 2022, has been prepared using and should be read in conjunction with the following, which are included in this proxy statement:
•Agrico’s audited balance sheet as of December 31, 2021, and the related notes; and
•Kalera’s audited consolidated balance sheet as of December 31, 2021, and the related notes.
The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and year ended December 31, 2021, has been prepared using and should be read in conjunction with the following, which are included in this proxy statement:
•Agrico’s historical audited statement of operations for the period July 7, 2021 (Inception) through December 31, 2021, and the related notes;
•Kalera’s historical audited combined statement of operations for the year ended December 31, 2021,
•Kalera GmbH’s historical audited statement of operations for the period January 1, 2021, through September 30, 2021, and the related notes.
The unaudited pro forma condensed combined financial information has been prepared to give effect to the redemption for cash of 14,347,974 or 99.81% shares of Agrico Common Stock for an aggregate redemption payment of $146,349,335.
The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. The combined company will incur additional costs after the Business Combination in order to satisfy its obligations as a reporting public company with the Securities Exchange Commission (“SEC”). No adjustment to the unaudited pro forma condensed combined statement of operations has been made for these items as the amounts are not yet known.
The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information at the Closing of the transaction and certain assumptions and methodologies that Kalera

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. Kalera believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination contemplated based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.
2. Accounting Policies
Since Agrico had substantially no business operations as a blank check company, its limited accounting policies were not in conflict with those of Kalera. Accordingly, the combined company uses the accounting policies of Kalera as described in Note 2 to Kalera’s audited consolidated financial statements as of December 31, 2021, and for the year ended December 31, 2021, included by reference in this filing. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.
3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2022, are as follows:
a)Reflects the reclassification of cash and cash equivalents held in Trust Account that is available to fund the Business Combination consideration.
b)Reflects the reclassification of Agrico’s 14,518,750 Class A Common Stock and 3,593,750 of Class B Common Stock deemed redeemable at March 31, 2022, to common stock in permanent equity of Kalera.
c)Reflects the recapitalization of Kalera, including the reclassification of shareholders’ equity to common stock and additional paid-in capital of Kalera
d)Reflects elimination of Agrico’s accumulated deficit.
e)Reflects the settlement of estimated remaining unpaid transaction expenses. Estimated remaining unpaid transaction expenses are made up of (1) Agrico’s deferred underwriting fees that are recorded on the historical balance sheet as of March 31, 2022 (with a corresponding adjustment to additional paid-in capital of $2,750 thousand for 275,000 shares issued at $10 per share); (2) Agrico’s offering costs and expenses incurred in connection with the issuance of equity that are recorded on the historical balance sheet as of March 31, 2022 (with a corresponding adjustment to cash); (3) Additional accrual by Kalera of the deferred underwriting fee payable by Agrico to Maxim Group, LLC with a corresponding charge to retained earnings.
f)Reflects the payment of the Cash for the transaction costs reflected in (p) below.
g)[Reserved]
h)[Reserved]
i)Reflects the actual redemption and withdrawal of funds from the Cash Account to fund the redemption of 14,347,974 shares of Common Stock at $10.20 per share reflecting 99.81% of the outstanding shares of Agrico stock.
Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
The historical financial statements have been adjusted in the unaudited pro forma condensed combined statement of operations to reflect the effects of the Kalera GmbH Acquisition, and the Business Combination on Kalera’s

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
historical financial statements. The unaudited pro forma condensed combined statements of operations have been prepared for informational purposes only.
The pro forma condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.
Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.
The pro forma basic and diluted earnings (loss) per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the combined company’s weighted average shares outstanding, assuming the Business Combination had occurred on January 1, 2021.
The Business Combination pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022, are as follows:
j)Adjustment to remove interest income on cash and cash equivalents held in Trust Account.
k)Adjustment for income taxes, applying a statutory tax rate of 15.83%.
The &ever Acquisition, pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, are as follows:
l)One-time, non-recurring transaction cost related to acquisition previously included in selling, general, and administrative expenses.
m)Adjustment to include pre-acquisition depreciation and amortization on the fair value of the acquired tangible and intangible assets.
n)Adjustment for income taxes, applying a statutory tax rate of 15.83% for the year ended December 31, 2021.
The Business Combination pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 are as follows:
o)Adjustment to remove interest income on cash and cash equivalents held in Trust Account.
p)Addition of transaction expenses for the Business Combination incurred or expected to be incurred subsequent to December 31, 2021. These costs will not affect Kalera’s statement of operations beyond 12 months after the Closing.
q)Adjustment for income taxes, applying a statutory tax rate of 15.83% for the year ended December 31, 2021.
4. Net Loss per Share
Represents the unaudited loss per share calculated based on the recapitalization resulting from the Business Combination, assuming the shares were outstanding since January 1, 2021. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. The following tables set forth the computation of pro forma basic and diluted earnings (loss) per share for the three months ended March 31, 2022 and

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
for the year ended December 31, 2021; amounts are stated in thousands of U.S. Dollars, except for share and per share amounts.

Three months ended March 31, 2022
Pro Forma
Common Stock
Numerator:
Net Loss	$(16,118)
Denominator:
Weighted average shares outstanding - basic and diluted	21,378
Net loss per ordinary share:
Basic and diluted	$(0.75)

Year ended December 31, 2021
Pro Forma
Common Stock
Numerator:
Net Loss	$(34,316)
Denominator:
Weighted average shares outstanding - basic and diluted	21,378
Net loss per ordinary share:
Basic and diluted	$(1.61)